UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 19, 2010

FIRST LITCHFIELD FINANCIAL CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	0-28815	06-1241321
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

13 North Street, Litchfield, Connecticut		06759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (860) 567-8752

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

.
Section 8-Other Events

Item 8.01.  Other Events.

On February 19, 2010, First Litchfield Financial Corporation (the “Company”) issued a press release announcing that at the Company’s special meeting of stockholders held on February 19, 2010, holders of the Company’s common stock voted to approve the Agreement and Plan of Merger, dated as of October 25, 2009 by and among the Company, The First National Bank of Litchfield, the Company’s wholly-owned banking subsidiary, and Union Savings Bank (“Union”), that provides for the merger of the Company and The First National Bank of Litchfield with and into Union.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

99.1	Press release issued by First Litchfield Financial Corporation dated February 19, 2010.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

FIRST LITCHFIELD FINANCIAL CORPORATION

By:	/s/ JOSEPH J. GRECO
Joseph J. Greco
President and Chief Executive Officer

Dated:  February 19, 2010

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